Money Market Fund	Prospectus and SAI Supplement

UBS Retirement Money Fund

Supplement to the Prospectus (the “Prospectus”) and Statement of Additional Information (the “SAI”), each dated August 28, 2015, as supplemented

June 1, 2016

Dear Investor:

The purpose of this supplement is to announce the anticipated involuntary redemption of shareholder accounts of UBS Retirement Money Fund (the “Fund”) on or about June 24, 2016. The Fund is a series of UBS RMA Money Fund Inc., a Maryland corporation (the “Corporation”) . The Corporation plans to avail itself of the right under the Corporation’s Restatement of the Articles of Incorporation, as amended to date (the “Articles”), to redeem shareholders in order to avoid causing the Corporation to be deemed a “personal holding company” under the Internal Revenue Code of 1986, as amended (the “Code”).

As previously announced in a supplement to the Prospectus and SAI dated March 29, 2016, the Fund has been informed by the Fund’s primary dealer, UBS Financial Services Inc., that on or about June 24, 2016, UBS Financial Services Inc. will no longer offer the Fund as a cash sweep option as part of its sweep program. On or about June 24, 2016, through a bulk exchange transaction, UBS Financial Services Inc. intends to redeem its customers from the Fund and transfer the proceeds from the redemptions to UBS RMA Government Money Market Fund.

It is expected that, after the bulk exchange transaction, concentration of the Corporation’s shares in remaining accounts might cause the Corporation to be deemed to be a personal holding company under the Code, and therefore, the officers of the Corporation have been authorized to involuntarily redeem all shares held by the remaining accounts under the Articles, effective on or about June 24, 2016. Therefore, to the extent that you object to participation in the bulk exchange transaction or you hold shares through an intermediary other than UBS Financial Services Inc., your Fund shares will likely be redeemed by the Corporation on or about June 24, 2016, and the redemption proceeds paid to you.

Please note that it is expected that the redemptions will occur at a $1.00 net asset value per share. As a result, you are not expected to experience any taxable gain or loss as a result of the redemptions.

If you have questions regarding these matters, please contact your Financial Advisor or the financial intermediary through which you hold your Fund shares.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-814